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                                       EXHIBIT
                                   ITEM 10(ii)A(3)

              Northern California Bancorp, Inc. 1998 Stock Option Plan
                             and Stock Option Agreements

















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                            Northern California Bancorp

                               1998 STOCK OPTION PLAN


     1. PURPOSE OF THE PLAN. The purpose of this 1998 Stock Option Plan ("Plan") of Northern California Bancorp, a California corporation ("Company") is to provide the Company with a means of attracting and retaining the services of highly motivated and qualified directors and key personnel. The Plan is intended to advance the interests of the Company by affording to directors and key employees, upon whose skill, judgment, initiative and efforts the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentives inherent in stock ownership in the Company. In addition, the Plan contemplates the opportunity for investment in the Company by employees of companies that do business with the Company. For purposes of this Plan, the term Company shall include subsidiaries, if any, of the Company, including Monterey County Bank, a California banking corporation, so long as a majority of the equity interests of such subsidiaries are owned by the Company.

       2. LEGAL COMPLIANCE. All options granted under the Plan ("Options") shall be either "Incentive Stock Options" ("ISO's"), as such term is defined in
Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or non-qualified stock options ("NQO's"). ISO's shall be granted only to employees of the Company. An Option shall be identified as an ISO or an NQO in writing in the document or documents evidencing the grant of the Option. All Options that are not so identified as ISO's shall be NQO's. In addition, the Plan provides for the grant of NQO's to employees of companies that do business with the Company. It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). In all respects, the Plan and any Options granted thereunder shall be interpreted consistent with the applicable requirements of the Code and Rule 16b-3. To the extent that any aspect of the Plan or its administration shall at any time be viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISO's, the Code, such aspect shall be deemed to be modified, deleted or otherwise changed as necessary to ensure continued compliance with such provisions.

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ADMINISTRATION OF THE PLAN.

              3.1 PLAN COMMITTEE. The Plan shall be administered by a committee ("Committee"). The members of the Committee shall be appointed from time to time by the Board of Directors of the Company ("Board") and shall consist of not less than two (2) nor more than five (5) persons. Such persons shall be Non-Employee Directors of the Company within the meaning of Rule 16b-3. If no Committee is appointed, the Board as a whole shall serve as the Committee.

              3.2 GRANTS OF OPTIONS BY THE COMMITTEE. In accordance with the provisions of the Plan, the Committee, by resolution, shall select those eligible persons to whom Options shall be granted ("Optionees"); shall determine the time or times at which each Option shall be granted, whether an Option is an ISO or an NQO and the number of shares to be subject to each Option; and shall fix the time and manner in which the Option may be exercised, the Option exercise price, and the Option period. The Committee shall determine the form of option agreement to evidence the foregoing terms and conditions of each Option, which need not be identical, in the form provided for in Section 7.
Such option agreement may include such other provisions as the Committee may deem necessary or desirable consistent with the Plan, the Code and Rule 16b-3.

             3.3 COMMITTEE PROCEDURES. The Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests if the Company. The Committee shall keep minutes of its meetings and records of its actions. A majority of the members of the Committee shall constitute a quorum for the transaction of any business by the Committee. The Committee may act at any time by an affirmative vote of a majority of those members voting. Such vote may be taken at a meeting (which may be conducted in person or by any telecommunication medium) or by written consent of Committee members without a meeting.

             3.4 COMMITTEE PROCEDURES. The Committee shall resolve all questions arising under the Plan and option agreements entered into pursuant to the Plan. Each determination, interpretation, or other action made or taken by the Committee shall be final and conclusive and binding on all persons, including, without limitation, the Company, its shareholders, the Committee and each of

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the members of the Committee, and the directors, officers and employees of the Company, including Optionees and their respective successors in interest.

             3.5 NON-LIABILITY OF COMMITTEE MEMBERS. No Committee member shall be liable for any action or determination made by him or her in good faith with respect to the Plan or any Option granted under it.

       4. BOARD POWER TO AMEND. SUSPEND. OR TERMINATE THE PLAN. The Board may, from time to time, make such changes in or additions to the Plan as it may deem proper and in the best interests of the Company and its shareholders. The Board may also suspend or terminate the Plan at any time, without notice, and in its sole discretion. Notwithstanding the foregoing, no such change, addition, suspension, or termination by the Board shall (i) materially impair any option previously granted under the Plan without the express written consent of the optionee; or (ii) materially increase the number of shares subject to the Plan, materially increase the benefits accruing to optionees under the Plan, materially modify the requirements as to eligibility to participate in the Plan or alter the method of determining the option exercise price described in Section 8, without shareholder approval.

       5. SHARES SUBJECT TO THE PLAN. For purposes of the Plan, the Committee is authorized to grant Options for up to 250,000 shares of the Company's common stock ("Common Stock"), or the number and kind of shares of stock or other securities which, in accordance with Section 13, shall be substituted for such shares of Common Stock or to which such shares shall be adjusted. The Committee is authorized to grant Options under the Plan with respect to such shares. Any or all unsold shares subject to an Option which for any reason expires or otherwise terminates (excluding shares returned to the Company in payment of the exercise price for additional shares) may again be made subject to grant under the Plan.

       Not withstanding the foregoing, the number of shares which may be subject to options issued by the Company under the Plan shall be reduced by the number of shares of Common Stock then subject to outstanding options ("Reducing Options") issued under the 1987 Amended Stock Option

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Plan of Monterey County Bank (the "1987 Plan").  To the extent so reduced, the number of shares which may be subject to options issued by the Company under the Plan shall be increased to the extent that any Reducing Options lapse, or are canceled, without being exercised.

       6. OPTIONEES. Options shall be granted only to officers, directors or key employees of the Company, or to employees of companies that do business with the Company designated by the Committee from time to time as Optionees. Any Optionee may hold more than one option to purchase Common Stock, whether such option is an Option held pursuant to the Plan or otherwise. An Optionee who is an employee of the Company ("Employee Optionee") and who holds an Option must remain a continuous full or part-time employee of the Company from the time of grant of the Option to him until the time of its exercise, except as provided in Section 10.3. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by, or serving as directors of, corporations who become employees as a result of a merger or consolidation or other business combination of the employing corporation with the Company or any subsidiary.

          GRANTS OF OPTIONS. The Committee shall have the sole discretion to grant Options under the Plan and to determine whether any Option shall be an ISO or an NQO. The terms and conditions of Options granted under the Plan may differ from one another as the Committee, in its absolute discretion, shall determine as long as all Options granted under the Plan satisfy the requirements of the Plan. Upon determination by the Committee that an Option is to be granted to an Optionee, a written option agreement evidencing such Option shall be given to the Optionee, specifying the number of shares subject to the Option, the Option exercise price, whether the Option is an ISO or an NQO, and the other individual terms and conditions of such Option. Such option agreement may incorporate generally applicable provisions from the Plan, a copy of which shall be provided to all Optionees at the time of their initial grants under the Plan. The Option shall be deemed granted as of the date specified in the grant resolution of the Committee, and the option agreement shall be dated as of the date of such resolution. Notwithstanding the foregoing, unless the Committee consists solely of non-employee directors, any Option granted to an executive officer, director or 10% beneficial owner

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          for purposes of Section 16 of the Securities Exchange Act of
          1934, as amended ("Section 16 of the 1934 Act"), shall either be (a) conditioned upon the Optionee's agreement not to sell, the shares of Common Stock underlying the Option for at least six (6) months after the date of grant or (b) approved by the Board of Directors, or by the shareholders, of the Company.

      8. OPTION EXERCISE PRICE. The price per share to be paid by the Optionee at the time an ISO is exercised shall not be less than one hundred percent (100%) of the Fair Market Value (as hereinafter defined) of one share of the optioned Common Stock on the date on which the Option is granted. No ISO may be granted under the Plan to any person (a "10% Owner") who, at the time of such grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent thereof, unless the exercise price of such ISO is at least equal to one hundred and ten percent (110%) of Fair Market Value on the date of grant. The price per share to be paid by the Optionee at the time an NQO is exercised shall not be less than eighty-five percent (85%) of the Fair Market Value on the date on which the NQO is granted, as determined by the Committee. For purposes of the Plan, the "Fair Market Value" of a share of the Company's Common Stock as of a given date shall be: (i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the day immediately preceding such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Company's Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Common Stock is then listed as a National Market Issue under the NASDAQ National Market System) or
(2) the closing representative bid price (in all other cases) for the Common Stock on the day immediately preceding such date as reported by NASDAQ or such successor quotation system; or (iii) if the Company's Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the closing bid price for the Common Stock on such date as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith. In addition, with respect to any ISO, the Fair Market Value on any given date shall be determined in a manner consistent with any regulations issued by the Secretary

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of the Treasury for the purpose of determining fair market value of securities subject to an ISO plan under the Code.

     9. CEILING OF ISO GRANTS. The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an Optionee's ISO's, together with incentive stock options granted under any other plan of the Company and any parent, are exercisable for the first time by such Optionee during any calendar year shall not exceed $100,000. If an Optionee holds such incentive stock options that become first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a Fair Market Value at the date of grant in excess of $100,000, then the most recently granted of such ISO's, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of such limit, shall be deemed to be NQO's.

     10.   DURATION, EXERCISABILITY. AND TERMINATION OF OPTIONS

               10.1 OPTION PERIOD. The option period shall be determined by the Committee with respect to each Option granted. In no event, however, may the option period exceed ten (10) years from the date on which the Option is granted, or five (5) years in the case of a grant of an ISO to an Optionee who is a 10% Owner (as described in Section 8) at the date on which the Option is granted.

               10.2 EXERCISABILITY OF OPTIONS. Each Option shall be exercisable in whole or in such consecutive installments, cumulative or otherwise, during its term, as determined in the discretion of the Committee. The last day of such term shall be the Expiration Date of the Option.

               10.3 TERMINATION OF OPTIONS DUE TO TERMINATION OF EMPLOYMENT, DISABILITY, OR DEATH OF OPTIONEE; TERMINATION FOR "CAUSE", OR RESIGNATION IN VIOLATION OF AN EMPLOYMENT AGREEMENT. All Options granted under the Plan to any Employee Optionee shall terminate and may no longer be exercised if the Employee Optionee ceases, at any time during the period between the grant of the Option and its exercise, to be an employee of the Company or a subsidiary of the Company.


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Notwithstanding the foregoing, (i) if the Employee Optionee's employment with the Company shall have terminated for any reason (other than involuntary dismissal for "cause" or voluntary resignation), he may, at any time before the earlier of expiration of three (3) months after such termination or expiration of the Option, exercise the Option (to the extent that the Option was exercisable by him on the date of the termination of his employment);
(ii) if the Employee Optionee's employment shall have terminated due to disability (as defined in Section 22(e)(3) of the Code and subject to such proof of disability as the Committee may require), such Option may be exercised by the Employee Optionee (or by his guardian(s), or conservator(s), or other legal representative(s)) before the earlier of expiration of twelve
(12) months after such termination or expiration of the Option (to the extent that the Option was exercisable by him on the date of the termination of his employment); (iii) in the event of the death of the Employee Optionee, an Option exercisable by him at the date of his death shall be exercisable by his legal representative(s), legatee(s), or heir(s), or by his beneficiary or beneficiaries so designated by him, as the case may be, until the earlier of the expiration of twelve (12) months after his death or expiration of the Option (to the extent that the Option was exercisable by him on the date of his death); and (iv) if the Employee Optionee's employment is terminated for "cause" or in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to
Section 14, his Option shall terminate immediately upon termination of employment, and such Option shall be deemed to have been forfeited by the Optionee. In no event, however may an option be exercised after its Expiration Date.

     For purposes of the Plan, "cause" may include, without limitation, any illegal or improper conduct (1) which injures or impairs the reputation, goodwill, or business of the Company; (2) which involves the misappropriation of funds of the Company, or the misuse of data, information, or documents acquired in connection with employment by the Company; or (3) which violates any other directive or policy promulgated by the Company; provided, however, that if the Employee serves pursuant to a written employment contract that includes a definition of conditions under which he may be terminated for "cause" (whether defined as a termination for cause, or using other terminology having the same effect), such definition shall apply for the purposes of this section. A termination for "cause" shall also include any resignation in anticipation of discharge for "cause" or resignation accepted by the Company in lieu of a formal discharge for "cause."

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     11.    MANNER OF OPTION EXERCISE; RIGHTS AND OBLIGATIONS OF OPTIONEES

               11.1 WRITTEN NOTICE OF EXERCISE. An Optionee may elect to exercise an Option in whole or in part, from time to time, subject to the terms and conditions contained in the Plan and in the agreement evidencing such Option, by giving written notice of exercise to the Chief Executive Officer or Chief Financial Officer of the Company at its principal executive office.

               11.2 CASH PAYMENT FOR OPTIONED SHARES. If an Option is exercised for cash, such notice shall be accompanied by a cashier's or personal check, or money order, made payable to the Company for the full exercise price of the shares purchased.

               11.3 STOCK SWAP FEATURE. At the time of the Option exercise, and subject to the discretion of the Committee to accept payment in cash only, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer from the Optionee to the Company of previously acquired shares of Common Stock, or by a combination thereof. If the Optionee elects to pay the total purchase price in whole or in part with previously acquired shares of Common Stock, the value of such shares shall be equal to their Fair Market Value on the date of exercise, determined by the Committee in the same manner used for determining Fair Market Value at the time of grant for purposes of Section 8.

              11.4 INVESTMENT REPRESENTATION FOR NON-REGISTERED SHARES AND LEGALITY OF ISSUANCE. Unless the shares issuable in connection with the exercise of an Option are covered by an effective registration statement filed under the Securities Act of 1933 (the "Act"), the exercise of the Option shall be deemed to constitute a representation and agreement by the Optionee (which shall include any other person who exercises the Option on his or her behalf as permitted by Section 10.3) that, at the time of such exercise, it is the intent of the Optionee to acquire the shares for investment only, for his own account, and not with a view toward resale or distribution in violation of the Act, or any other securities law. As a condition to such exercise, the Company may require Optionee to enter into such written representations, warranties and agreements as Company may reasonably request in order to comply with the Act or any other securities law or with this Option Agreement. Optionee agrees that Company shall not be obligated to take any affirmative action in

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order to cause the issuance or transfer of Shares hereunder to comply with any law, rule or regulation that applies to the Shares subject to the Option. The certificate for unregistered shares issued for investment shall bear such legends and restrictions on transfer as determined by the Company or its counsel to be appropriate in order to evidence compliance with the Act and any other securities laws, and the Shares represented thereby shall not be transferable unless the Company receives an opinion of counsel satisfactory to the Company to the effect that such restriction is not necessary under then pertaining law, or the Shares are then (i) covered by an effective and current registration statement under the Securities Act of 1933, as amended, and (ii) either quailed or exempt from qualification under applicable state securities laws. The Company shall, however, under no circumstances be required to sell or issue any shares under the Plan if, in the opinion of the Committee, (i) the issuance of such shares would constitute a violation by the Optionee or the Company of any applicable law or regulation of any governmental authority, or (ii) the consent or approval of any governmental body is necessary or desirable as a condition of, or in connection with, the issuance of such shares,

              11.5 SHAREHOLDER RIGHTS OF OPTIONEE. Upon exercise, the Optionee (or any other person who exercises the Option on his behalf as permitted by Section 10.3) shall be recorded on the books of the Company as the owner of the shares, and the Company shall deliver to such record owner one or more duly issued stock certificates evidencing such ownership. No person shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option granted pursuant to the Plan until such person shall have become the holder of record of such shares. Except as provided in Section 13, no adjustments shall be made for cash dividends or other distributions or other rights as to which there is a record date preceding the date such person becomes the holder of record of such shares.

             11.6 HOLDING PERIODS FOR TAX PURPOSES. The Plan does not provide that an Optionee must hold shares of Common Stock acquired under the Plan for any minimum period of time. Optionees are urged to consult with their own tax advisors with respect to the tax consequences to them of their individual participation in the Plan. Neither Company nor any subsidiary makes any commitment or guarantee that any federal or state tax treatment will apply or be available to any person eligible for benefits under the Option.

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     12.    SUCCESSIVE GRANTS.  Successive grants of 0ptions may be made to any Optionee under the Plan.

     13.    ADJUSTMENTS.

              (a) If the outstanding Common Stock shall be hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, reorganization, merger, consolidation, share exchange, or other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares, or dividend or other distribution payable in capital stock or rights to acquire capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for which options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding and unexercised options shall be exercisable, to the end that the proportionate interest of the holder of the option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the exercise price per share.

               (b) In the event of the dissolution or liquidation of the Company, any outstanding and unexercised options shall terminate no later than a future date to be fixed by the Committee.

               (c) In the event of a Reorganization (as hereinafter defined), then,

                     (i) If there is no plan or agreement with respect to the Reorganization ("Reorganization Agreement"), or if the Reorganization Agreement does not specifically provide for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then any outstanding and unexercised options shall terminate no later than a future date to be fixed by the Committee; or

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                    (ii)  If there is a Reorganization Agreement, and the
Reorganization Agreement specifically provides for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then the Committee shall adjust the shares under such outstanding and unexercised options, and shall adjust the shares remaining under the Plan which are then available for the issuance of options under the Plan if the Reorganization Agreement makes specific provisions therefor, in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such options and shares.

             (d) The term "Reorganization" as used in this Section 13 shall mean any reorganization, merger, consolidation, share exchange, or other business combination pursuant to which the Company is not the surviving parent corporation after the effective date of the Reorganization, or any sale or lease of all or substantially all of the assets of the Company. Nothing herein shall require the Company to adopt a Reorganization Agreement, or to make provision for the adjustment, change, conversion, or exchange of any options, or the shares subject thereto, in any Reorganization Agreement which it does adopt.

             (e) The Committee shall provide to each optionee then holding an outstanding and unexercised option not less than thirty (30) calendar days' advanced written notice of any date fixed by the Committee pursuant to this
Section 13 and of the terms of any Reorganization Agreement providing far the adjustment, change, conversion, or exchange of outstanding and unexercised options. Except as the Committee may otherwise provide, each optionee shall have the right during such period to exercise his option only to the extent that the option was exercisable on the date such notice was provided to the optionee.

                    Any adjustment to any outstanding ISO pursuant to this
Section 13, if made by reason of a transaction described in Section 424(a) of the Code, shall be made so as to conform to the requirements of that Section and the regulations thereunder. If any other transaction described in Section 424(a) of the Code affects the Common Stock subject to any unexercised ISO theretofore granted under the Plan (hereinafter for purposes of this Section 13 referred to as the "old option"),

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the Board of Directors of the Company or of any surviving or acquiring corporation may take such action as it deems appropriate, in conformity with the requirements of that Code Section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

              (f) No modification, extension, renewal, or other change in any option granted under the Plan may be made, after the grant of such option, without the Optionee's consent, unless the same is permitted by the provisions of the Plan and the option agreement. In the case of an ISO, optionees are hereby advised that certain changes may disqualify the ISO from being considered as such under Section 422 of the Code, or constitute a modification, extension, or renewal of the ISO under Section 424(h) of the Code.

              (g) All adjustments and determinations under this Section 13 shall be made by the Committee in good faith in its sole discretion.

      14. CONTINUED EMPLOYMENT. Neither the creation of the Plan nor the granting of Option(s) under it shall be deemed to create a right in an Employee Optionee to continued employment with the Company, and each such Employee Optionee shall be and shall remain subject to discharge by the Company as though the Plan had never come into existence. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in options granted under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise.

     15. TAX WITHHOLDING. The exercise of any Option granted under the Plan is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, such exercise or a later lapsing of time or restrictions on or disposition of the shares of Common Stock received upon such exercise, then in such event, the exercise of the Option shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company.

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     When an Optionee is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of any Option, the Optionee may, subject to the approval of the Committee, satisfy the obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock having a value equal to the amount required to be withheld. The value of the Common Stock withheld pursuant to the election shall be determined by the Committee, in accordance with the criteria set forth in Section 8, with reference to the date the amount of tax to be withheld is determined. The Optionee shall pay to the Company in cash any amount required to be withheld that would otherwise result in the withholding of a fractional share. The Company shall have no responsibility to the Optionee for any adverse tax or securities law consequences of such election, including consequences which may arise under Section 16 of the Securities and Exchange Act of 1934, as amended.

     16.    TERM OF PLAN.

               16.1 EFFECTIVE DATE. The Plan shall become effective upon the date of its adoption by the Board; provided, that the Plan shall terminate if it is not approved by the stockholders of the Company within twelve months thereafter. Notwithstanding any provision of the Plan or of any Option Agreement, no Option shall be exercisable prior to such stockholder approval.

               16.2 TERMINATION DATE. No further Options may be granted under the Plan after ten years from the date the Plan is adopted by the Board. The Plan shall remain in effect until all Options granted under the Plan have been satisfied or expired. The Plan may be suspended or terminated at any earlier time by the Board within the limitations set forth in Section 4.

     17. NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans, programs or options entered into by the Company. This Plan shall be construed to be in addition to and independent of any and all such other arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt, with or without shareholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable.

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      18.    GOVERNING LAW.  The Plan and all rights and obligations under it shall be construed and enforced in accordance with the laws of the State of California.

      19. INFORMATION TO OPTIONEES. Optionees under the Plan who do not otherwise have access to financial statements of the Company will receive the Company's financial statements at least annually.

      20.    CHANGE IN CONTROL.

               20.1 DEFINITION As used in the Plan, the term "Change in Control" shall mean:

          (a) any person (within the meaning of Section 13(d) or 14(d) under the Exchange Act, including any group (within the meaning of Section 13(d)(3) under the Exchange Act), a "Person") is or becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company (such Person being referred to as an "Acquiring Person") representing 25% or more of the combined voting power of the Company's outstanding securities; or

          (b) individuals who constituted the Board as of April 30, 1998 (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to April 30, 1998 whose appointment to fill a vacancy or to fill a new Board position or whose nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board.

      For purposes of clause (a) above, if at any time there exist securities of different classes entitled to vote separately in the election of directors, the calculation of the proportion of the voting power held by a beneficial owner of the Company's securities shall be determined as follows: first, the proportion of the voting power represented by securities held by such beneficial owner of each separate class or group of classes voting separately in the election of directors shall be determined, provided that securities representing more than 50% of the voting power of securities of any such class or group of classes shall be deemed to represent 100% of such voting power; second, such proportion shall then be multiplied by a fraction, the numerator of which is the number of directors which such class or classes is entitled to elect and the denominator of which is the total number of directors elected to membership on the Board at the time; and third, the product obtained for each such separate class or group of classes shall be added together, which sum shall be the proportion of the combined voting power of the Company's outstanding securities held by such beneficial owner. For purposes of clause (a) above, the term "Outside Persons" means any Persons other than Charles T. Chrietzberg, Jr., Sandra G. Chrietzberg, and persons acquiring substantially all of the shares of the Company owned by them, of record or beneficially.

           20.2 EFFECT OF CHANGE OF CONTROL. Upon the occurrence of a Change in Control, with respect to each Optionee, all Options granted to such recipient and outstanding at such time shall immediately become exercisable in full, whether or not otherwise exercisable, for a period of thirty (30) calendar days following the occurrence of the Change in Control (but subject, however, in the case of Incentive Stock Options, to the aggregate fair market value, determined as of the date the Incentive Stock Options are granted, of the stock with respect to which Incentive Stock Options are exercisable for the first time by such recipient during any calendar year not exceeding $100,000); and, except as required by law, all restrictions on the transfer of shares acquired pursuant to such Options shall terminate.

                            NORTHERN CALIFORNIA BANCORP

                               1998 STOCK OPTION PLAN

                          INCENTIVE STOCK OPTION AGREEMENT


              This Option Agreement is made and entered into by and between Northern California Bancorp, a national banking association ("Company") and _____________, ("Optionee), as of the ___ day of _____________, 19____ ("Date of
Grant"). If the Optionee is presently or subsequently becomes employed by a subsidiary of the Company, the term "Company" shall, with reference to the Optionee's Employer, be deemed to refer collectively to Northern California Bancorp and the subsidiary or subsidiaries that employs the Optionee.

                                      RECITALS

A. The Board of Directors of the Company has adopted the Northern California Bancorp 1998 Stock Option Plan ("Plan") as an employee incentive to retain key employees, officers, directors, and consultants of the Company and to enhance the ability of the Company to attract new employees, officers, directors, and consultants whose services are considered unusually valuable by providing an opportunity to have a proprietary interest in the success of the Company.

B. The Committee established to administer the Plan ("Committee") has approved the granting of options to the Optionee pursuant to the Plan to provide an incentive to the Optionee to focus on the long-term growth of the Company.

     In consideration of the mutual covenants and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Optionee agree as follows:

     1. GRANT OF OPTIONS. The Company hereby grants to the Optionee the right and option (hereinafter referred to as the "Option") to purchase an aggregate of _________________ (__________), shares (such number being subject to adjustment as provided in paragraph 10 hereof and Section 13 of the Plan) of the Common Stock of the Company (the "Stock") on the terms and conditions herein set forth.

This Option may be exercised in whole or in part and from time to time as hereinafter provided. The Option granted under this Agreement is intended to be an "incentive stock option" as set forth in Section 422 of the Internal Revenue Code of 1986, as amended.

     2.    VESTING OF OPTION.   The Option shall become exercisable by you at
any time during a period of _________, (_____) months from the granting date of __________________, at which time 100% of the Stock subject to the Option shall be vested and exercisable.

     3. PURCHASE PRICE. The price at which the Optionee shall be entitled to purchase the Stock covered by the Option shall be $_________, per share, which price is not less than 100% of the Fair Market Value (as defined in the Plan) of the Stock on the Date of Grant.

     4. TERM OF OPTION. The Option granted under this Agreement shall expire, unless otherwise exercised, _______, ( ___ ) years from the Date of Grant, through and including the normal close of business of the Company on __________________, _______"("Expiration Date"), subject to earlier termination as provided in paragraph 8 hereof.

     5. EXERCISE OF OPTION. The Option may be exercised by the Optionee as to all or any part of the Stock then vested by delivery to the Company of written notice of exercise and payment of the purchase price as provided in paragraphs 6 and 7 hereof.

     6. METHOD OF EXERCISING OPTION. Subject to the terms and conditions of this Option Agreement, the Option may be exercised by timely delivery to the Company of written notice, which notice shall be effective on the date received by the Company ("Effective Date"). The notice shall state the Optionee's election to exercise the Option, the number of shares in respect of which an election to exercise has been made, the method of payment elected (see paragraph 7 hereof), the exact name or names in which the shares will be registered and the Social Security number of the Optionee. Such notice shall be signed by the Optionee and shall be accompanied by payment of the purchase price of such shares. In the event the Option shall be exercised by a person or persons other than Optionee pursuant to paragraph 8 hereof, such notice shall be signed by such other person or persons and shall be accompanied by proof acceptable to the Company of the legal right of such person or persons to exercise the Options. All shares delivered by the Company upon exercise of the Option shall be fully paid and nonassessable upon delivery.

     7. METHOD OF PAYMENT FOR OPTIONS. Payment for shares purchased upon the exercise of the Option shall be made by the Optionee in cash or such other method permitted by the Committee and communicated to the Optionee in writing prior to the date the Optionee exercises all or any portion of the Option.

     8.    TERMINATION OF EMPLOYMENT

           8.1. GENERAL. If the Optionee terminates employment for any other reason than for Cause (as such term is defined in the Plan) or voluntary resignation, then the Optionee may only exercise the Option at any time within three (3) months after the effective date of termination of employment and only to the extent that the Optionee was entitled to exercise the Option at the date of termination, provided that in no event shall the Option be exercisable after the Expiration Date. If the Optionee terminates employment on account of a voluntary resignation, the Optionee may only exercise the Option at any time within thirty (30) days after the effective date of such termination of employment, and only with the consent of the Committee to the extent that the Optionee was entitled to exercise the Option at the date of termination. In no event shall the Option, or any part thereof, be exercisable after the Expiration Date. If the employment of the Optionee is terminated for Cause, then the optionee's right to exercise the Option shall immediately terminate.

     Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in options granted under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee, even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise.

          8.2. DEATH OR DISABILITY OF OPTIONEE. In the event of the death or Disability (as that term is defined in the Plan) of the Optionee within a period during which the Option, or any part thereof, could have been exercised by the Optionee, including three (3) months after termination of employment other than for Cause or voluntary resignation (the "Option Period"), the Option shall lapse unless it is exercised with in the Option Period, but in no event later than twelve (l2), months after the date of the Optionee's Death or Disability, by the Optionee or the Optionee's legal representative or representatives in the case of a Disability or, in the case of Death, by the person or persons entitled to do so under the Optionee's last will and testament or if the Optionee fails to make a testamentary disposition of such Option or shall die intestate, by the person or persons entitled to receive such Option under the applicable laws of descent and distribution. An Option may be exercised following the Death or Disability of the Optionee only to the extent that the Option was exercisable by the Optionee immediately prior to his Death or Disability. In no event shall the Option be exercisable after the Expiration Date. The Committee shall have the right to require evidence satisfactory to it of the rights of any person or persons seeking to exercise the Option under this paragraph 8 to exercise the Option.

     9. NON-TRANSFERABILITY. The Option granted by this Option Agreement shall be exercisable only during the term of the Option provided in paragraph 4 hereof and, except as provided in paragraphs above, only by the Optionee during his lifetime and while an Employee of the Company. This Option shall not be transferable by the Optionee or any other person claiming through the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution or such other events as set forth in Section 14 of the Plan.

     10. ADJUSTMENTS IN NUMBER OF SHARES AND OPTION PRICE. In the event of a stock dividend or in the event the Stock shall be changed into or exchanged for a different number or class of shares of stock of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such remaining share of Stock then subject to this Option the number and class of shares of stock into which each outstanding share of Stock shall be so exchanged. all without any change in the aggregate purchase price for the shares then subject to the Option, all as set forth in Section 13 of the Plan.

     11. DELIVERY OF SHARES. No shares of Stock shall be delivered upon exercise of the Option until (i) the purchase price shall have been paid in full in the manner herein provided; (ii) applicable taxes required to be withheld have been paid or withheld in full, (iii) approval of any governmental authority required in connection with the Option, or the issuance of shares thereunder, has been received by the Company; and (iv) if required by the Committee, the Optionee has delivered to the Committee an Investment Letter in form and content satisfactory to the Company as provided in paragraph 12 hereof.

     12. SECURITIES ACT. The Company shall not be required to deliver any shares of Stock pursuant to the exercise of all or any part of the Option if, in the opinion of counsel for the Company, such issuance would violate the Securities Act of 1933 or any other applicable federal or state securities laws or regulations. The Committee may require that the Optionee, prior to the issuance of any such shares pursuant to exercise of the Option, sign and deliver to the Company a written statement ("Investment Letter") stating (i) that the Optionee is purchasing the shares for investment, for his own account, and not with a view to the sale or distribution thereof; (ii) that the Optionee will not sell any shares received upon exercise of the Option or any other shares of the Company that the Optionee may then own or thereafter acquire except either (a) through a broker on a national securities exchange or (b) with the prior written approval of the Company; and (iii) containing such other terms and conditions as counsel for the Company may reasonably require to assure compliance with the Securities Act of 1933 or other applicable federal or state securities laws and regulations. Such Investment Letter shall be in form and content acceptable to the Committee in its sole discretion.

     13. FEDERAL AND STATE TAXES. Upon exercise of the Option, or any part thereof, the Optionee may incur certain liabilities for federal, state or local taxes and the Company may be required by law to withhold such taxes for payment to taxing authorities. Upon determination by the Company of the amount of taxes required to be withheld, if any, with respect to the shares to be issued pursuant to the exercise of the Option, the Optionee shall pay all Federal, state and local tax withholding requirements to the Company.

     14. DEFINITIONS; COPY OF PLAN. To the extent not specifically provided herein, all capitalized terms used in this Option Agreement shall have the same meanings ascribed to them in the Plan. By the execution of this Agreement, the Optionee acknowledges receipt of a copy of the Plan.

     15. ADMINISTRATION. This Option Agreement shall at all times be subject to the terms and conditions of the Plan and the Plan shall in all respects be administered by the Committee in accordance with the terms of and as provided in the Plan. The Committee shall have the sole and complete discretion with respect to all matters reserved to it by the Plan and decisions of the majority of the Committee with respect thereto and to this Option Agreement shall be final and binding upon the Optionee and the Company. In the event of any conflict between the terms and conditions of this Option Agreement and the Plan, the provisions of the Plan shall control.

     16. CONTINUATION OF EMPLOYMENT. This Option Agreement shall not be construed to confer upon the Optionee any right to continue in the employ of the Company and shall not limit the right of the Company, in its sole discretion to terminate the employment of the Optionee at any time.

     17. OBLIGATION TO EXERCISE. The Optionee shall have no obligation to exercise any option granted by this Agreement.

     18. GOVERNING LAW. This Option Agreement shall be interpreted and administered under the laws of the State of California.

     19. AMENDMENTS. This Option Agreement may be amended only by a written agreement executed by the Company and the Optionee. The Company and the Optionee acknowledge that changes in Federal tax laws enacted subsequent to the Date of Grant, and applicable to stock options, may provide for tax benefits to the Company or the Optionee. In any such event, the Company and the Optionee agree that this Option Agreement may be amended as necessary to secure for the Company and the Optionee any benefits that may result from such legislation. Any such amendment shall be made only upon the mutual consent of the parties, which consent (of either party) may be withheld for any reason.

     20.  TAX INFORMATION AND NOTICE OF DISQUALIFYING DISPOSITION.  This
Option is intended to be eligible for treatment as an Incentive Stock Option under Section 422 of the Internal Revenue Code ("Code"). Whether this Option will receive such tax treatment will depend, in part, on the actions by the Optionee after exercise of this Option. For example, if the Optionee disposes of any of the Stock acquired under this Option within two years after the Date of Grant or within one year of the date of exercise of this Option, the Optionee may lose the benefits of Code Section 422. Accordingly, the Company makes no representations by way of the Plan, this Agreement, or otherwise, with respect to the actual tax consequences of the grant or exercise of this Option or the subsequent disposition of the Stock acquired under this Option.


          If the Optionee sells or makes a disposition (within the meaning of Section 422 of the Code) of any of the Stock acquired under this Option prior to the later of (i) one year from the date of exercise of such Stock, or (ii) two years from the Date of Grant, the Optionee agrees to give written notice to the Company of such disposition. The notice shall include the Optionee's name, the number, exercise price and exercise date of the shares of Stock disposed of, and the date of disposition.

          Neither Company nor any subsidiary makes any commitment or guarantee that any federal or state tax treatment will apply or be available to any person eligible for benefits under the Option.

          IN WITNESS WHEREOF, the Company has caused this Option Agreement to be duly executed by its officers thereunto duly authorized and the Optionee has hereunto set his or her hand as of the date first written above.



NORTHERN CALIFORNIA BANCORP,



By:
    ------------------------------        ---------------------------------
    President                             Optionee

                            NORTHERN CALIFORNIA BANCORP

                               1998 STOCK OPTION PLAN

                        NON-QUALIFIED STOCK OPTION AGREEMENT



              This Option Agreement is made and entered into by and between Northern California Bancorp, a national banking association ("Company") and __________________ ("Optionee), as of the _________ day of _________________,
199__ ("Date of Grant"). If the Optionee is presently or subsequently becomes employed by a subsidiary of the Company, the term "Company" shall, with reference to the Optionee's Employer, be deemed to refer collectively to Northern California Bancorp and the subsidiary or subsidiaries that employs the Optionee.


                                      RECITALS

A. The Board of Directors of the Company has adopted the Northern California Bancorp 1998 Stock Option Plan ("Plan") as an employee incentive to retain key employees, officers, directors, and consultants of the Company and to enhance the ability of the Company to attract new employees, officers, directors, and consultants whose services are considered unusually valuable by providing an opportunity to have a proprietary interest in the success of the Company.

B. The Committee established to administer the Plan ("Committee") has approved the granting of options to the Optionee pursuant to the Plan to provide an incentive to the Optionee to focus on the long-term growth of the Company.

C.   This option is an Employee Option unless the initials of the President of
the Company are affixed in the following space.{         } {THE PRESIDENT SHOULD
                                                            INITIAL THIS BOX
                                                            ONLY IF THIS IS
                                                            NOT AN EMPLOYEE
                                                            OPTION}


     In consideration of the mutual covenants and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Optionee agree as follows:

     1. GRANT OF OPTIONS. The Company hereby grants to the Optionee the right and option (hereinafter referred to as the "Option") to purchase an aggregate of ______________ shares (such number being subject to adjustment as provided in paragraph 10 hereof and Section 13 of the Plan) of the Common Stock of the Company (the "Stock") on the terms and conditions herein set forth.

This Option may be exercised in whole or in part and from time to time as hereinafter provided. The Option granted under this Agreement is intended to be an "incentive stock option" as set forth in Section 422 of the Internal Revenue Code of 1986, as amended.

     2. VESTING OF OPTION. The Option shall become exercisable by you at any time during a period of sixty (60) months from the granting date of __________________, at which time 100% of the Stock subject to the Option shall be vested and exercisable.

     3. PURCHASE PRICE. The price at which the Optionee shall be entitled to purchase the Stock covered by the Option shall be _______ per share, which price is not less than 100% of the Fair Market Value (as defined in the Plan) of the Stock on the Date of Grant.

     4. TERM OF OPTION. The Option granted under this Agreement shall expire, unless otherwise exercised, ______________, (_____) years from the Date of Grant, through and including the normal close of business of the Company on __________________, 20____, ("Expiration Date"), subject to earlier termination as provided in paragraph 8 hereof.

     5. EXERCISE OF OPTION. The Option may be exercised by the Optionee as to all or any part of the Stock then vested by delivery to the Company of written notice of exercise and payment of the purchase price as provided in paragraphs 6 and 7 hereof.

     6. METHOD OF EXERCISING OPTION. Subject to the terms and conditions of this Option Agreement, the Option may be exercised by timely delivery to the Company of written notice, which notice shall be effective on the date received by the Company ("Effective Date"). The notice shall state the Optionee's election to exercise the Option, the number of shares in respect of which an election to exercise has been made, the method of payment elected (see paragraph 7 hereof), the exact name or names in which the shares will be registered and the Social Security number of the Optionee. Such notice shall be signed by the Optionee and shall be accompanied by payment of the purchase price of such shares. In the event the Option shall be exercised by a person or persons other than Optionee pursuant to paragraph 8 hereof, such notice shall be signed by such other person or persons and shall be accompanied by proof acceptable to the Company of the legal right of such person or persons to exercise the Options. All shares delivered by the Company upon exercise of the Option shall be fully paid and nonassessable upon delivery.

     7. METHOD OF PAYMENT FOR OPTIONS. Payment for shares purchased upon the exercise of the Option shall be made by the Optionee in cash or such other method permitted by the Committee and communicated to the Optionee in writing prior to the date the Optionee exercises all or any portion of the Option.

     8.   TERMINATION OF EMPLOYMENT

          8.1. GENERAL. If the Optionee terminates employment for any other reason than for Cause (as such term is defined in the Plan) or voluntary resignation, then the Optionee may only exercise the Option at any time within three (3) months after the effective date of termination of employment and only to the extent that the Optionee was entitled to exercise the Option at the date of termination, provided that in no event shall the Option be exercisable after the Expiration Date. If the Optionee terminates employment on account of a voluntary resignation, the Optionee may only exercise the Option at any time within thirty (30) days after the effective date of such termination of employment, and only with the consent of the Committee to the extent that the Optionee was entitled to exercise the Option at the date of termination. In no event shall the Option, or any part thereof, be exercisable after the Expiration Date. If the employment of the Optionee is terminated for Cause, then the optionee's right to exercise the Option shall immediately terminate.

     Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in options granted under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee, even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise.

          8.2. DEATH OR DISABILITY OF OPTIONEE. In the event of the death or Disability (as that term is defined in the Plan) of the Optionee within a period during which the Option, or any part thereof, could have been exercised by the Optionee, including three (3) months after termination of employment other than for Cause or voluntary resignation (the "Option Period"), the Option shall lapse unless it is exercised with in the Option Period, but in no event later than twelve (12), months after the date of the Optionee's Death or Disability, by the Optionee or the Optionee's legal representative or representatives in the case of a Disability or, in the case of Death, by the person or persons entitled to do so under the Optionee's last will and testament or if the Optionee fails to make a testamentary disposition of such Option or shall die intestate, by the person or persons entitled to receive such Option under the applicable laws of descent and distribution. An Option may be exercised following the Death or Disability of the Optionee only to the extent that the Option was exercisable by the Optionee immediately prior to his Death or Disability. In no event shall the Option be exercisable after the Expiration Date. The Committee shall have the right to require evidence satisfactory to it of the rights of any person or persons seeking to exercise the Option under this paragraph 8 to exercise the Option.

     9. NON-TRANSFERABILITY. The Option granted by this Option Agreement shall be exercisable only during the term of the Option provided in paragraph 4 hereof and, except as provided in paragraphs above, only by the Optionee during his lifetime and while an Employee of the Company. This Option shall not be transferable by the Optionee or any other person claiming through the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution or such other events as set forth in Section 14 of the Plan.

     10. ADJUSTMENTS IN NUMBER OF SHARES AND OPTION PRICE. In the event of a stock dividend or in the event the Stock shall be changed into or exchanged for a different number or class of shares of stock of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such remaining share of Stock then subject to this Option the number and class of shares of stock into which each outstanding share of Stock shall be so exchanged. all without any change in the aggregate purchase price for the shares then subject to the Option, all as set forth in Section 13 of the Plan.

     11. DELIVERY OF SHARES. No shares of Stock shall be delivered upon exercise of the Option until (i) the purchase price shall have been paid in full in the manner herein provided; (ii) applicable taxes required to be withheld have been paid or withheld in full, (iii) approval of any governmental authority required in connection with the Option, or the issuance of shares thereunder, has been received by the Company; and (iv) if required by the Committee, the Optionee has delivered to the Committee an Investment Letter in form and content satisfactory to the Company as provided in paragraph 12 hereof.

     12. SECURITIES ACT. The Company shall not be required to deliver any shares of Stock pursuant to the exercise of all or any part of the Option if, in the opinion of counsel for the Company, such issuance would violate the Securities Act of 1933 or any other applicable federal or state securities laws or regulations. The Committee may require that the Optionee, prior to the issuance of any such shares pursuant to exercise of the Option, sign and deliver to the Company a written statement ("Investment Letter") stating (i) that the Optionee is purchasing the shares for investment, for his own account, and not with a view to the sale or distribution thereof; (ii) that the Optionee will not sell any shares received upon exercise of the Option or any other shares of the Company that the Optionee may then own or thereafter acquire except either (a) through a broker on a national securities exchange or (b) with the prior written approval of the Company; and (iii) containing such other terms and conditions as counsel for the Company may reasonably require to assure compliance with the Securities Act of 1933 or other applicable federal or state securities laws and regulations. Such Investment Letter shall be in form and content acceptable to the Committee in its sole discretion.

     13. FEDERAL AND STATE TAXES. Upon exercise of the Option, or any part thereof, the Optionee may incur certain liabilities for federal, state or local taxes and the Company may be required by law to withhold such taxes for payment to taxing authorities. Upon determination by the Company of the amount of taxes required to be withheld, if any, with respect to the shares to be issued pursuant to the exercise of the Option, the Optionee shall pay all Federal, state and local tax withholding requirements to the Company.

     14. DEFINITIONS; COPY OF PLAN. To the extent not specifically provided herein, all capitalized terms used in this Option Agreement shall have the same meanings ascribed to them in the Plan. By the execution of this Agreement, the Optionee acknowledges receipt of a copy of the Plan.

     15. ADMINISTRATION. This Option Agreement shall at all times be subject to the terms and conditions of the Plan and the Plan shall in all respects be administered by the Committee in accordance with the terms of and as provided in the Plan. The Committee shall have the sole and complete discretion with respect to all matters reserved to it by the Plan and decisions of the majority of the Committee with respect thereto and to this Option Agreement shall be final and binding upon the Optionee and the Company. In the event of any conflict between the terms and conditions of this Option Agreement and the Plan, the provisions of the Plan shall control.

     16. CONTINUATION OF EMPLOYMENT. This Option Agreement shall not be construed to confer upon the Optionee any right to continue in the employ of the Company and shall not limit the right of the Company, in its sole discretion to terminate the employment of the Optionee at any time.

     17. OBLIGATION TO EXERCISE. The Optionee shall have no obligation to exercise any option granted by this Agreement.

     18. GOVERNING LAW. This Option Agreement shall be interpreted and administered under the laws of the State of California.

     19. AMENDMENTS. This Option Agreement may be amended only by a written agreement executed by the Company and the Optionee. The Company and the Optionee acknowledge that changes in Federal tax laws enacted subsequent to the Date of Grant, and applicable to stock options, may provide for tax benefits to the Company or the Optionee. In any such event, the Company and the Optionee agree that this Option Agreement may be amended as necessary to secure for the Company and the Optionee any benefits that may result from such legislation. Any such amendment shall be made only upon the mutual consent of the parties, which consent (of either party) may be withheld for any reason.

     20.  TAX INFORMATION AND NOTICE OF DISQUALIFYING DISPOSITION.  This
Option is intended to be eligible for treatment as an Incentive Stock Option under Section 422 of the Internal Revenue Code ("Code"). Whether this Option will receive such tax treatment will depend, in part, on the actions by the Optionee after exercise of this Option. For example, if the Optionee disposes of any of the Stock acquired under this Option within two years after the Date of Grant or within one year of the date of exercise of this Option, the Optionee may lose the benefits of Code Section 422. Accordingly, the Company makes no representations by way of the Plan, this Agreement, or otherwise, with respect to the actual tax consequences of the grant or exercise of this Option or the subsequent disposition of the Stock acquired under this Option.

         If the Optionee sells or makes a disposition (within the meaning of Section 422 of the Code) of any of the Stock acquired under this Option prior to the later of (i) one year from the date of exercise of such Stock, or (ii) two years from the Date of Grant, the Optionee agrees to give written notice to the Company of such disposition. The notice shall include the Optionee's name, the number, exercise price and exercise date of the shares of Stock disposed of, and the date of disposition.

          Neither Company nor any subsidiary makes any commitment or guarantee that any federal or state tax treatment will apply or be available to any person eligible for benefits under the Option.

          IN WITNESS WHEREOF, the Company has caused this Option Agreement to be duly executed by its officers thereunto duly authorized and the Optionee has hereunto set his or her hand as of the date first written above.




NORTHERN CALIFORNIA BANCORP,




By:
    -----------------------------------         -------------------------------
    President                                   Optionee

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